Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes
(8)	Income Taxes

A summary of income tax expense included in the Consolidated Statements of Income follows:

(dollars in thousands)	For the year ended December 31,
	2019	2018	2017
Current tax expense:
Federal	$15,171	13,897	26,510
State	2,359	1,756	2,221
Total current tax expense	17,530	15,653	28,731
Enactment of Federal Tax Reform	-	-	5,054
Deferred tax expense (benefit)	1,139	2,556	(183)
Total income tax expense	$18,669	18,209	33,602

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2019 and 2018, are as follows:

	December 31,
(dollars in thousands)	2019	2018
	Deductible temporary differences	Deductible temporary differences

Benefits and deferred remuneration	$(5,156)	$(5,204)
Difference in reporting the allowance for loan losses, net	11,385	12,082
Other income or expense not yet reported for tax purposes	(314)	(210)
Depreciable assets	(2,347)	(1,961)
Net deferred tax asset at end of year	3,568	4,707
Net deferred tax asset at beginning of year	4,707	7,263
Deferred tax expense	$1,139	$2,556

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.  Based primarily on the sufficiency of expected future taxable income, management believes it is more likely than not that the remaining deferred tax asset of $3.6 million and $4.7 million at December 31, 2019 and 2018, respectively, will be realized.

In addition to the deferred tax items described in the preceding table, the Company has deferred tax assets (liabilities) of ($101) thousand and $3.7 million at December 31, 2019 and 2018, respectively, relating to the net unrealized losses on securities available for sale and deferred tax (liabilities) assets of approximately ($1.4) million and ($200) thousand at December 31, 2019 and 2018, respectively, as a result of changes in the unrecognized overfunded position in the Company’s pension and postretirement benefit plans recorded, net of tax, as an adjustment to accumulated other comprehensive loss.

The effective tax rates differ from the statutory federal income tax rate.  The reasons for these differences are as follows:

	For the years ended December 31,
	2019	2018	2017
Statutory federal income tax rate	21.0%	21.0	35.0
Increase/(decrease) in taxes resulting from:
Tax exempt income	-	(0.1)	(0.1)
State income tax, net of federal tax benefit	2.6	2.4	1.6
Enactment of Federal Tax Reform	-	-	6.6
Other items	0.8	(0.4)	0.7
Effective income tax rate	24.4%	22.9	43.8

On a periodic basis, the Company evaluates its income tax positions based on tax laws and regulations and financial reporting considerations, and records adjustments as appropriate.  This evaluation takes into consideration the status of taxing authorities’ current examinations of the Company’s tax returns, recent positions taken by the taxing authorities on similar transactions, if any, and the overall tax environment in relation to uncertain tax positions.

The Company does not anticipate a material charge to the amount of unrecognized tax benefits in the next twelve months.

The Company recognizes interest and/or penalties related to income tax matters in noninterest expense.  For the years 2019, 2018, and 2017, these amounts were not material.  The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as in various states.  In the normal course of business, the Company is subject to U.S. federal, state, and local income tax examinations by tax authorities.  The Company's federal and state income tax returns for the years 2016 through 2019 remain open to examination.  The Company’s 2014, 2015 and 2016 New York State income tax returns are currently under examination.

On December 22, 2017 H.R.1, commonly known as the Tax Cuts and Jobs Act (the “Act”), was signed into law.  The Act included many provisions that affect our income tax expense, including reducing our federal tax rate from 35% to 21%, effective January 1, 2018.  As a result of this rate reduction, we were required to re-measure, through income tax expense in the period of enactment, our deferred tax assets and liabilities using the enacted rate at which we expect them to be recovered or settled.  The re‑measurement of our net deferred tax asset resulted in additional 2017 income tax expense of $5.1 million.

Also on December 22, 2017, the U.S. Securities and Exchange Commission (“SEC”) released Staff Accounting Bulletin No. 118 (“SAB 118”) to address any uncertainty or diversity of views in practice in accounting for the income tax effect of the Act in situations where a registrant did not have the necessary information available, prepared, or analyzed in reasonable detail to complete this accounting in the reporting period that included the enactment date.  SAB 118 allowed for a measurement period, not to extend beyond one year of the Act’s enactment date, to complete the necessary accounting.

As of December 31, 2018, the Company’s deferred tax liability for temporary differences between the tax and financial reporting bases of fixed assets and the implementation of software updates to process the calculations associated with the Act’s provisions has been completed.  This Act’s provision allows for 100% bonus depreciation on fixed assets placed in service after September 27, 2017.  The adjustment to the temporary difference between the tax and financial reporting bases of fixed assets resulted in a one-time benefit of $880 thousand.

The Company made no adjustments to deferred tax assets representing future deductions for accrued compensation that may be subject to new limitations under Internal Revenue Code Section 162(m) which, generally, limits, the annual deduction for certain compensation paid to certain employees to $1 million.  As of December 31, 2017, there was uncertainty regarding how the newly-enacted rules in this area apply to existing contracts.  These matters were finalized in 2018 with no material impact to Income tax expense.